Exhibit 10.1

Execution Version

LIMITED WAIVER AND CONSENT

LIMITED WAIVER AND CONSENT (this “Limited Waiver and Consent”) is entered into as of March 26, 2023, by and among the undersigned Holder (“Holder”), Nogin, Inc., a Delaware corporation (the “Company”), Nogin Commerce, Inc., a Delaware corporation, and Native Brands Group LLC, a California limited liability company, as guarantors (collectively, the “Guarantors” and each, a “Guarantor”) and U.S. Bank Trust Company, National Association, as trustee (in such capacity, the “Trustee”) and as collateral agent (in such capacity, the “Collateral Agent”).

Reference is made to (i) that certain Indenture (the “Indenture”), dated as of August 26, 2022, by and among the Company, the Guarantors, the Trustee and the Collateral Agent and (ii) that certain Warrant Agreement, dated as of August 26, 2022 (the “Warrant Agreement”), by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent (the “Warrant Agent”).

WHEREAS, the Company has heretofore executed and delivered the Indenture, pursuant to which the Company issued its 7.00% Convertible Senior Notes Due 2026 (the “Notes”).

WHEREAS, the Company has heretofore executed and delivered the Warrant Agreement, pursuant to which the Company issued warrants to purchase shares of the Company’s common stock (“Warrants”), at an exercise price of $11.50 per share (the “Warrant Price”).

WHEREAS, Section 2.05 of the Indenture requires the Company to pay any interest accrued on the Notes on each Interest Payment Date.

WHEREAS, the Company has failed to timely make the payment of the accrued interest on the Notes on March 1, 2023 (the “Specified Accrued Interest”) as required pursuant to Section 2.05 of the Indenture (such failure, the “Specified Default”).

WHEREAS, pursuant to Section 7.01(A)(ii) of the Indenture, a default for thirty (30) consecutive days in the payment when due of interest on any Note constitutes an Event of Default.

WHEREAS, the Holder desires to (i) waive the Specified Default and any payment obligation of the Company under the Indenture with respect to the Specified Accrued Interest, (ii) in lieu of the Specified Accrued Interest, (a) receive a promissory note substantially in the form attached hereto as Exhibit B (a “Promissory Note”) and (b) amend the Warrant Agreement substantially in the form attached hereto as Exhibit C to reduce the Warrant Price from $11.50 to $0.01, and (iii) consent to the entry into a first supplemental indenture to the Indenture substantially in the form attached hereto as Exhibit A (the “Supplemental Indenture”).

WHEREAS, Section 7.05 of the Indenture provides that a Default that could lead to an Event of Default under Section 7.02(A)(ii) of the Indenture can be waived with the consent of each affected Holder and Section 8.02 of the Indenture provides that the Company, the Guarantors, the Trustee and the Collateral Agent may amend or supplement the Indenture with the consent of each affected Holder to make any change, among other things, that adversely affects the conversion rights of any Note, including the Conversion Rate and any adjustments thereto.

WITNESSETH:

NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each of the undersigned agrees as follows for the benefit of itself and the other parties:

ARTICLE I

DEFINITIONS

Section 1.1.    Definitions in this Limited Waiver and Consented. Capitalized terms used and not otherwise defined herein shall have the meanings specified in the Indenture.

ARTICLE II

REPRESENTATIONS AND WARRANTIES OF HOLDER

Section 2.1.    Representations and Warranties. The undersigned Holder hereby represents and warrants to the Company, the Trustee and the Collateral Agent that it beneficially owns the principal amount of the Notes issued pursuant to the Indenture as set forth opposite such Holder’s name on Schedule A hereto. The principal amount of Notes held by the Holder and the applicable DTC participant name and number acting as the book-entry custodian for such Holder in respect of the Notes are set forth opposite such Holder’s name on Schedule A. Holders of the Notes have separately delivered to the Trustee, the Collateral Agent and the Company certificates of beneficial ownership in a form acceptable to the Trustee and Collateral Agent evidencing that they collectively hold 100% of the Notes.

ARTICLE III

CONSENT TO LIMITED WAIVER

Section 3.1.    Consent to Waiver. The Holder hereby consents to waive (i) the Specified Default, (ii) any obligation to make the interest payment otherwise due on the Notes on September 1, 2023 (the “September Interest Payment”), and (iii) any failure to deliver a notice or any obligation to pay default interest imposed pursuant to Section 2.05 of the Indenture, in each case in respect of the foregoing clauses (i) and/or (ii). The Holder acknowledges and agrees that, subject to the satisfaction of the conditions set forth in Section 3.4 below, (x) by consenting to waive the Specified Default and the September Interest Payment, Holder shall not seek any remedy available under the Indenture as it relates to these matters, (y) Company’s payment obligation with respect to the Specified Accrued Interest and the September Interest Payment shall be deemed to have been fully satisfied and discharged and (z) Company not making the September Interest Payment shall not be deemed to constitute a default.

Section 3.2.    Limited Waiver. The waiver consented to by the Holder pursuant to the immediately preceding Section 3.1 above shall be effective solely with respect to the Specified Default, and the September Interest Payment and for the purposes as set forth herein and shall not in any event be deemed, except as expressly provided herein, (i) to be a waiver or modification of any other term or condition of the Indenture or (ii) to prejudice any other right or remedy that such

Holder, the Trustee or the Collateral Agent may have at any time under or in connection with the Indenture. For the avoidance of doubt, such waiver shall cease to be effective from, and including, September 1, 2023.

Section 3.3.    Warrant Agreement Waiver. The Holder hereby consents to waive the twenty (20) days’ prior written notice of a reduction in Warrant Price imposed pursuant to Section 3.1 of the Warrant Agreement.

Section 3.4.    Conditions to Effectiveness. The waivers contained in Article 3 of this Limited Waiver and Consent shall not be effective until each of the following conditions precedent has been fulfilled:

(a)    The issuance to the Holder of one or more Promissory Notes in an aggregate principal amount equal to the Specified Accrued Interest payable to the Holder on March 1, 2023 and the aggregate interest payable to the Holder under the Notes on September 1, 2023;

(b)    Each of the Company and the Warrant Agent has duly executed and delivered an amendment to the Warrant Agreement in substantially the form attached hereto as Exhibit C (the “Warrant Agreement Amendment”), and the Warrant Agreement Amendment has become effective;

(c)    Each of the Company and the Trustee has duly executed and delivered the Supplemental Indenture, and the Supplemental Indenture has become effective; and

(d)    The outstanding fees and expenses of the Trustee and Collateral Agent, including attorney’s fees, shall have been paid in full.

For the avoidance of doubt, the foregoing conditions shall be conditions precedent to the effectiveness of the waivers contained in Article 3 hereof only, and shall not in any way limit the effectiveness of other provisions of this Limited Waiver and Consent.

ARTICLE IV

AMENDMENT TO THE INDENTURE

Section 4.1.    Consent to Amendments. Subject to this Section 4.1, the Holder hereby consents to the entry into the Supplemental Indenture. Further, at the request of the Company and subject to this Section 4.1, the Holder hereby (i) consents to the amendments contemplated by the Supplemental Indenture and (ii) instructs the Trustee and the Collateral Agent to enter into the Supplemental Indenture. The Holder, by its signature below, directs the Trustee to (i) execute its agreement and acknowledgement to this Limited Waiver and Consent and (ii) execute the Supplemental Indenture. The Company acknowledges that the execution and delivery of this Limited Waiver and Consent or the Supplemental Indenture shall not constitute an amendment of any other provision of the Indenture or for any purpose except as expressly set forth herein or under the Supplemental Indenture. The consents and instructions given on behalf of the Holder pursuant to this Section 4.1 shall be effective immediately prior to and are conditioned upon the effectiveness of the waivers contained in Article 3 of this Limited Waiver and Consent.

ARTICLE V

REPRESENTATIONS, WARRANTIES AND COVENANTS OF COMPANY

Section 5.1.    Representations and Warranties. The Company and the Guarantors, jointly and severally, represent and warrant to the Holder as follows:

(a)    The Company and each Guarantor is duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or organization, with requisite power and authority to own, lease and operate its properties, to carry on its business as it is now being conducted and to enter into, deliver and perform its obligations under this Limited Waiver and Consent.

(b)    Each of this Limited Waiver and Consent, the Supplemental Indenture, the Warrant Agreement Amendment and the Promissory Notes (each, an “Operative Document”) has been duly authorized, executed and delivered by the Company and each Guarantor, as applicable, and assuming the due authorization, execution and delivery of the same by each of the respective counterparties other than the Company and the Guarantors, each Operative Document constitutes a valid and legally binding obligation of the Company and each Guarantor, as applicable, enforceable against the Company and each Guarantor, as applicable, in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors generally and by the availability of equitable remedies.

(c)    The execution, delivery and performance of the Operative Documents and the consummation of the transactions contemplated therein will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of the Company or any Guarantor pursuant to the terms of (i) any indenture, mortgage, deed of trust, loan agreement, lease, license or other agreement or instrument to which the Company or any Guarantor is a party or by which the Company or any Guarantor is bound or to which any of their respective properties or assets is subject; (ii) the organizational documents of the Company or any Guarantor; or (iii) any statute or any judgment, order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any Guarantor or any of their respective properties.

(d)    Neither the Company nor any Guarantor is required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority, self-regulatory organization or other person in connection with the execution, delivery and performance of the Operative Documents to which it is a party and the consummation of the transactions contemplated therein, other than (i) the filing of any Current Report on Form 8-K or any registration statement or prospectus supplement relating to the registration the shares of Common Stock underlying the Warrants and (ii) any consent, waiver, authorization, order, notice, filing or registration the failure of which to make or obtain would not be reasonably likely to prevent or materially delay or impair the ability of the Company and the Guarantors to timely perform their respective obligations under each of the Operative Documents.

(e)    No registration under the Securities Act is required for the offer and sale of the Promissory Notes or the execution, delivery and effectiveness of the Supplemental Indenture and the Warrant Agreement Amendment. Neither the Company nor any person acting on its behalf has engaged or will engage in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the transactions contemplated by the Operative Documents. The Notes and the Warrants are currently, and following the effectiveness of the Supplemental Indenture will continue to be, eligible for resale under Rule 144A under the Securities Act. None of the transactions contemplated by this Limited Waiver and Consent will result in the resetting of any holding period calculated under Rule 144 under the Securities Act with respect to the Notes or the Warrants.

(f)    Neither the Company nor any Guarantor has entered into any agreement or arrangement entitling any agent, broker, investment banker, financial advisor or other person to any broker’s or finder’s fee or any other commission or similar fee in connection with the transactions contemplated by the Operative Documents.

Section 5.2.    Registration Rights. The Company acknowledges and affirms, and incorporates herein by reference, the registration rights with regard to the Common Stock issuable upon conversion of the Notes and the exercise of the Warrants as set forth in the Subscription Agreement to which the Holder is a party. In connection with this Limited Waiver and Consent, the Company shall promptly file such additional registration statements, prospectuses and prospectus supplements as shall be necessary to register the resale of the shares of Common Stock issuable upon conversion of the Notes and upon exercise of the Warrants as a result of this Limited Waiver and Consent.

ARTICLE VI

MISCELLANEOUS

Section 6.1.    Governing Law. THIS LIMITED WAIVER AND CONSENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS LIMITED WAIVER AND CONSENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

Section 6.2.    Multiple Originals. The parties may sign any number of copies of this Limited Waiver and Consent. Each signed copy shall be an original, but all of them together represent the same agreement. One signed copy is enough to prove this Limited Waiver and Consent. The exchange of copies of this Limited Waiver and Consent and of signature pages by facsimile or electronic (i.e., “pdf” or “tif”) transmission shall constitute effective execution and delivery of this Limited Waiver and Consent as to the parties hereto and may be used in lieu of the original Limited Waiver and Consent for all purposes. Signatures of the parties hereto transmitted by facsimile or electronic (i.e., “pdf” or “tif”) transmission shall be deemed to be their original signatures for all purposes.

Section 6.3.    Headings. The headings of the Articles and Sections of this Limited Waiver and Consent have been inserted for convenience of reference only, are not intended to be considered a part hereof and shall not modify or restrict any of the terms or provisions hereof.

Section 6.4.    Severability. In case any provision in this Limited Waiver and Consent shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby and such provision shall be ineffective only to the extent of such invalidity, illegality or unenforceability.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Limited Waiver and Consent to be duly executed as of the date first above written.

HOLDER:

By:
Name:
Title:

SIGNATURE PAGE TO LIMITED WAIVER AND CONSENT

Agreed and acknowledged as of the first date written above:

NOGIN, INC.

By:
Name:
Title:

NOGIN COMMERCE, INC.

By:
Name:
Title:

NATIVE BRANDS GROUP LLC

By:
Name:
Title:

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, as Trustee and Collateral Agent

By:
Name:
Title:

SIGNATURE PAGE TO LIMITED WAIVER AND CONSENT

SCHEDULE A

PRINCIPAL AMOUNT OF NOTES AND HOLDER INFORMATION

Holder Name	DTC Participant Name and Number	Principal Amount of Notes

EXHIBIT A

Form of Supplemental Indenture

EXHIBIT B

Form of Promissory Note

EXHIBIT C

Form of Amendment to Warrant Agreement